UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 24, 2019

(Date of earliest event reported)

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, PA		17110
(Address of principal executive offices)		(Zip Code)

(717) 957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIVE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 Other Events

During the second quarter of 2019, Riverview Financial Corporation (the “Company” or “Riverview”) continued its retail branch performance and resource allocation analysis. As a result, the Company determined to close two additional branch offices in the second half of 2019, pending regulatory approval. Accordingly, the Berlin Office, located at 1026 Main Street, Berlin, PA and the Altoona Office, located at 3305 6th Avenue, Altoona, PA will be closed and customer accounts of the Berlin Office will be transferred to Riverview’s Somerset Office, located at 509 North Center Avenue, Somerset, PA while those accounts of the Altoona Office will be transferred to Riverview’s Williamsburg Office, located at 101 High Street, Williamsburg, PA. Riverview does not anticipate material expenses to be incurred as a result of the closure of these two office locations. In concert with the closure of these two additional offices were the recent announcements of the sale of the Trevorton, PA office scheduled for the fourth quarter and two office closures in the first quarter of 2019, as the Company continues to demonstrate its focus on improving operating efficiencies.

Additionally, while focused on improving operating efficiencies, Riverview continues to seek opportunities to reposition itself within the market. To this end, Riverview is pleased to announce that it has received regulatory approval to open full-service offices in Camp Hill, Cumberland County, PA and Allentown, Lehigh County, PA. “The opportunity to enter two new growth markets, both contiguous to existing Riverview markets, with both offices staffed by experienced bankers that are well known and established in those markets is an exciting prospect for our franchise,” remarked Brett D, Fulk, President and CEO. “Riverview has had remarkable historic success with de-novo branch expansion efforts in growth markets by attracting outstanding employees within those markets, and I expect these two new offices and new markets to replicate or exceed our past successes”, continued Fulk.

An independent community bank, Riverview continues to serve the Pennsylvania market areas of Berks, Blair, Centre, Clearfield, Dauphin, Huntingdon, Lebanon, Lycoming, Northumberland, Perry, Schuylkill and Somerset Counties through 28 community banking offices and 4 limited purpose offices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION (Registrant)

Dated: June 24, 2019	/s/ Brett D. Fulk
Brett D. Fulk
President and Chief Executive Officer